EXHIBIT 99.1

                                                   For Further Information call:
                                                   Richard J. Haskins, CFO
     [LOGO OMITTED]                                (561) 802-5840
                                                   Mark P. Snelling, Controller
                                                   (561) 650-2314

         News Release

         For:      Republic Security Financial Corporation
                   West Palm Beach, Florida, 33401

--------------------------------------------------------------------------------
                     Republic Security Financial Corporation
                        Announces Third Quarter Earnings
--------------------------------------------------------------------------------

         West Palm Beach, FL. October 16, 2000- Republic Security Financial Corporation ("Republic") (NASDAQ: RSFC), parent to Republic Security Bank, today announced net income of $4.7 million or $0.10 diluted earnings per common share for the three months ended September 30, 2000 compared to net income of $8.0 million or $0.16 diluted earnings per common share for the three months ended September 30, 1999. Net income was $17.6 million or $0.36 diluted earnings per common share for the nine months ended September 30, 2000 compared to $22.0 million or $0.43 diluted earnings per common share for the nine months ended September 30, 1999. Earnings, excluding merger-related expenses, for the nine months ended September 30, 1999 were $24.4 million or $0.48 diluted earnings per common share.

         Net interest income decreased $5.9 million for the nine months ended September 30, 2000 compared to the nine months ended September 30, 1999, and decreased $3.0 million for the three months ended September 30, 2000 compared to the three months ended September 30, 1999. The decrease in net interest income for the three and nine months ended September 30, 2000 compared to the three and nine months ended September 30, 1999 is due primarily to the rising cost of interest-bearing liabilities (which reprice more quickly than interest-earning assets) following six Federal Reserve interest rate hikes since June 1999, as well as a reduction in interest-earning assets due to the purchase of certain assets generating fee income. Net interest spread decreased to 2.27% for the three months ended September 30, 2000 compared to 2.92% for the three months ended September 30, 1999, again due primarily to Federal Reserve interest rate increases. Non-interest income increased $6.2 million for the nine months ended September 30, 2000 compared to the nine months ended September 30, 1999 due to $3.4 million in gains related to real estate transactions, earnings on fee income related investments, the acquisition of fee producing subsidiaries, and increases in fees earned on products and services. Other income, excluding income from real estate transactions, increased approximately $2.8 million for the nine months ended September 30, 2000 compared to the nine months ended September 30, 1999. Non-interest income increased $2.0 million for the three months ended September 30, 2000 compared to the three months ended September 30, 1999 due primarily to earnings on fee income related investments, the acquisition of fee producing subsidiaries, and increases in fees earned on products and services. Other income, excluding income from real estate transactions of $1.0 million, increased approximately $1.0 million for the three months ended September 30, 2000 compared to the three months ended September 30, 1999. Operating expenses (excluding merger related expenses) increased $8.7 million for the nine months ended September 30, 2000 compared to the nine months ended September 30, 1999 due primarily to the acquisitions of First New England Financial, National Horizon, Inc., (which was merged into First New England Financial) and Spectrum Financial Corporation, which resulted in increased employee related expenses and amortization of goodwill. The increase in operating expenses is also due to increases in data processing expenses related to the addition of the former First Bank and Kash N' Karry operations to Republic's outside data processor. Operating expenses increased $4.0 million for the three months ended September 30, 2000 compared to the three months ended September 30, 1999 due primarily to incremental costs associated with the operations of First New England Financial, Spectrum Financial Corporation, increased branches and other additions to staff.

         Rudy E. Schupp, Chairman and CEO of Republic said, "Asset quality remains solid and loan demand remains strong. In fact the preferred loan segments of business purpose lending and consumer lending are growing at double-digit rates. We are committed to completing the balance sheet and revenue mix transformation strategy with respect to the several businesses acquired in and since 1998."

         Republic Security Financial Corporation, headquartered in West Palm Beach, Florida, has total assets of $3.4 billion and operates 98 full service banking offices in Palm Beach, Broward, Dade, Martin, St. Lucie, Lee, Marion, Alachua, Hillsborough, Orange, Pasco and Collier counties. Republic's subsidiary, First New England Financial, is one of the leading names in the yacht-lending marketplace and has operations nationwide. Spectrum Financial Corporation, specializes in receivable-based commercial financing.

         "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The matters discussed in this press release which are not historical facts contain forward-looking information with respect to strategic initiatives. Such forward-looking statements are based on current plans and expectations, which are subject to a certain number of uncertainties and risks, which could cause future results to differ materially from those anticipated by such statements. Republic encourages readers of forward-looking information concerning Republic to refer to its prior filings with the Securities and Exchange Commission that set forth certain risks and uncertainties that may have an impact on the future results and direction of Republic.

         For more information on Republic Security Financial Corporation, Republic Security Bank, First New England Financial or Spectrum Financial, please visit our website at www.republicsecuritybank.com.

         NASDAQ Symbol:   Common     -      RSFC

REPUBLIC SECURITY FINANCIAL CORPORATION
Financial Highlights (dollars per thousands, except per share amounts)

------------------------------------------------------------------------------------------------------------------------------
                                                   For the Nine Months
                                                         Ended                      For the Three Months Ended
For the Period Ended                                9/30/00   9/30/99    9/30/00    6/30/00    3/31/00    12/31/99    9/30/99
------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Net income ...................................... $   17,573 $   22,041 $    4,715 $    5,163 $    7,695 $    7,428 $    8,035
Net income excluding merger related expenses(1) .     17,573     24,434      4,715      5,163      7,695      7,428      8,035
Net interest income .............................     67,913     73,829     21,501     22,920     23,492     24,257     24,459
Provision for loan losses .......................      2,700      1,100        700      1,000      1,000        450        300
Non-interest income .............................     27,533     21,357     10,293      8,146      9,094      6,794      8,259
Operating expenses (2) ..........................     65,988     56,151     23,852     22,029     20,107     18,569     19,896
------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Common Share Data
------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Basic earnings per share ........................ $     0.36 $     0.44 $     0.10 $     0.11 $     0.16 $     0.15 $     0.16
Diluted earnings per share ...................... $     0.36 $     0.43 $     0.10 $     0.11 $     0.16 $     0.15 $     0.16
Stated book value per share ..................... $     4.24 $     4.19 $     4.24 $     4.11 $     4.00 $     4.02 $     4.19
------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
At Period End
------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Assets .......................................... $3,396,980 $3,052,135 $3,396,980 $3,385,301 $3,241,459 $3,192,212 $3,052,135
Investments available-for-sale ..................    836,653    652,182    836,653    852,869    795,174    792,125    652,182
Investments held to maturity ....................    138,602    149,133    138,602    141,484    145,383    147,275    149,133
Loans ...........................................  2,074,099  1,888,200  2,074,099  2,058,017  1,964,872  1,906,734  1,888,200
Allowance for loan losses .......................     22,751     24,160     22,751     23,193     22,253     22,301     24,160
Deposits ........................................  2,013,253  2,131,110  2,013,253  1,953,947  2,036,514  2,064,936  2,131,110
Borrowings ......................................  1,117,252    646,853  1,117,252  1,174,750    957,398    888,048    646,853
Stockholders' equity ............................    206,881    212,916    206,881    200,832    195,698    200,662    212,916
Common shares outstanding .......................     48,579     50,662     48,579     48,579     48,758     49,696     50,662
------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Average Balances
------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Assets .......................................... $3,283,833 $2,996,297 $3,361,905 $3,311,585 $3,178,009 $3,084,688 $3,000,286
Stockholders' equity ............................    197,128    210,708    200,309    197,746    193,328    207,200    209,525
Interest-earning assets .........................  2,991,078  2,793,752  3,070,445  3,022,883  2,879,906  2,851,708  2,789,662
Interest-bearing liabilities ....................  2,703,119  2,411,432  2,778,857  2,722,475  2,608,025  2,487,315  2,406,495
Average common shares and common
   stock equivalents outstanding ................     49,063     51,191     48,888     48,940     49,279     50,666     51,201
------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ratios                                                      %          %          %          %          %          %          %
------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Return on average assets (1) ....................       0.71       1.09       0.56       0.62       0.97       0.96       1.07
Return on total risk weighted assets (1) ........       1.21       1.87       0.98       1.12       1.64       1.56       1.84
Return on average stockholders' equity (1) ......      11.89      15.46       9.42      10.44      15.92      14.34      15.34
Net interest spread .............................       2.53       2.91       2.27       2.51       2.81       2.80       2.92
Net interest margin .............................       3.03       3.52       2.80       3.03       3.26       3.40       3.51
Equity to assets (period end) ...................       6.09       6.98       6.09       5.93       6.04       6.29       6.98
Tier 1 leverage ratio (Bank only estimate) ......       6.09       6.70       6.09       6.02       6.39       6.53       6.70
Tier 1 risk based capital (Bank only estimate) ..      10.55      11.48      10.55      10.68      10.75      10.54      11.48
Total risk based capital (Bank only estimate) ...      11.75      12.75      11.75      11.95      11.96      11.73      12.75
------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Asset Quality (period end)
------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Non performing Loans ("NPL's") .................. $    9,228 $   13,871 $    9,228 $   12,352 $   13,377 $   16,369 $   13,871
Non performing Assets ("NPA's") .................     10,214     17,306     10,214     13,252     14,793     18,372     17,306
NPL's as a % of total loans .....................       0.44%      0.73%      0.44%      0.60%      0.68%      0.86%      0.73%
NPA's as a % of total assets ....................       0.30%      0.57%      0.30%      0.39%      0.46%      0.58%      0.57%
Allowance for loan losses as a % of total loans .       1.10%      1.28%      1.10%      1.13%      1.13%      1.17%      1.28%
Allowance for loan losses as a % of NPL's .......     246.54%    174.18%    246.54%    187.77%    166.35%    136.24%    174.18%
Net charge-offs to average loans ................       0.21%      0.16%      0.07%      0.06%      0.09%      0.12%      0.07%
------------------------------------------------------------------------------------------------------------------------------

(1) Excludes merger related and one time expenses of $2.4 million, net of taxes, for the nine months ended September 30, 1999.
(2) Excludes pre-tax merger related and one time expenses of approximately $3.5 million for the nine months ended September 30, 1999.

REPUBLIC SECURITY FINANCIAL CORPORATION
Financial Highlights (dollars per thousands, except per share amounts)

--------------------------------------------------------------------------------------------------------------------------
                                                    For the Nine Months
                                                           Ended                  For the Three Months Ended
                                                     9/30/00   9/30/99   9/30/00    6/30/00   3/31/00   12/31/99  9/30/99
---------------------------------------------------  --------  --------  --------   --------  --------  --------  --------
Interest Income:
Interest and fees on loans ........................  $121,544  $117,680  $ 42,386   $ 40,960  $ 38,198  $ 37,587  $ 38,167
Interest and dividends on investments .............    52,026    39,273    17,607     17,476    16,943    15,985    13,704
---------------------------------------------------  --------  --------  --------   --------  --------  --------  --------
                                                      173,570   156,953    59,993     58,436    55,141    53,572    51,871
---------------------------------------------------  --------  --------  --------   --------  --------  --------  --------
Interest Expense:
Interest on deposits ..............................    57,044    62,873    19,888     18,476    18,680    18,825    19,560
Interest  on borrowings ...........................    48,613    20,251    18,604     17,040    12,969    10,490     7,852
---------------------------------------------------  --------  --------  --------   --------  --------  --------  --------
                                                      105,657    83,124    38,492     35,516    31,649    29,315    27,412
---------------------------------------------------  --------  --------  --------   --------  --------  --------  --------
Net interest income ...............................    67,913    73,829    21,501     22,920    23,492    24,257    24,459
Provision for loan losses .........................     2,700     1,100       700      1,000     1,000       450       300
---------------------------------------------------  --------  --------  --------   --------  --------  --------  --------
Net interest income after provision for loan losses    65,213    72,729    20,801     21,920    22,492    23,807    24,159
---------------------------------------------------  --------  --------  --------   --------  --------  --------  --------
Non-interest Income:
Service charges on deposit accounts ...............    10,238     9,258     3,662      3,352     3,224     3,483     3,293
Gain on sale of loans and servicing ...............     2,872     4,361     1,343      1,021       508       737     2,046
Gain on sale of investments .......................       368       966        (5)        52       321        85       789
Other income ......................................    14,055     6,772     5,293      3,721     5,041     2,489     2,131
---------------------------------------------------  --------  --------  --------   --------  --------  --------  --------
                                                       27,533    21,357    10,293      8,146     9,094     6,794     8,259
---------------------------------------------------  --------  --------  --------   --------  --------  --------  --------
Operating Expenses:
Employee compensation and benefits ................    29,931    27,513    10,769     10,051     9,111     8,810     9,548
Occupancy and equipment ...........................    14,799    14,198     5,167      5,041     4,591     4,126     4,912
Professional fees .................................     1,513     1,244       674        475       364       158       325
Advertising and promotions ........................       764     1,053       242        282       240       302       397
Communications ....................................     2,910     1,834     1,066        932       912       649       558
Insurance .........................................     1,201     1,338       398        400       403       423       418
Data processing ...................................     4,307     2,488     1,683      1,293     1,331     1,114       971
Other .............................................    10,563     7,571     3,853      3,555     3,155     2,987     2,767
Merger expenses ...................................        --     2,381        --         --        --        --        --
---------------------------------------------------  --------  --------  --------   --------  --------  --------  --------
                                                       65,988    59,620    23,852     22,029    20,107    18,569    19,896
---------------------------------------------------  --------  --------  --------   --------  --------  --------  --------
Income before income taxes ........................    26,758    34,466     7,242      8,037    11,479    12,032    12,522
Provision for income taxes ........................     9,185    12,425     2,527      2,874     3,784     4,604     4,487
---------------------------------------------------  --------  --------  --------   --------  --------  --------  --------
Net income ........................................  $ 17,573  $ 22,041  $  4,715   $  5,163  $  7,695  $  7,428  $  8,035
---------------------------------------------------  --------  --------  --------   --------  --------  --------  --------
PER SHARE DATA:
Basic earnings per common share ...................  $   0.36  $   0.44  $   0.10   $   0.11  $   0.16  $   0.15  $   0.16
Diluted earnings per common share .................  $   0.36  $   0.43  $   0.10   $   0.11  $   0.16  $   0.15  $   0.16
Dividends per common share ........................  $   0.18  $   0.18  $   0.06   $   0.06  $   0.06  $   0.06  $   0.06
Average common shares and common stock
   equivalents outstanding ........................    49,063    51,191    48,888     48,940    49,279    50,666    51,201
--------------------------------------------------------------------------------------------------------------------------

REPUBLIC SECURITY FINANCIAL CORPORATION
Financial Highlights (dollars per thousands, except per share amounts)

---------------------------------------------------------------------------------------------------------------
                                                                                       9/30/00       12/31/99
----------------------------------------------------------------------------------   -----------    -----------
ASSETS
Cash and amounts due from depository institutions                                    $    40,858    $    73,054
Interest-bearing deposits in other financial institutions                                 91,723         41,201
Federal funds sold                                                                            --          3,595
----------------------------------------------------------------------------------   -----------    -----------
Total cash and cash equivalents                                                          132,581        117,850
Investments available-for-sale                                                           836,653        792,125
Investments held to maturity (market value of $133,180 and $139,383 at
   September 30, 2000 and December 31, 1999, respectively)                               138,602        147,275
Loans - net                                                                            2,006,048      1,822,433
Loans held for sale (market value of $45,300 and $62,000 at September 30,
   2000 and December 31, 1999, respectively)                                              45,300         62,000
Property and equipment - net                                                              64,231         65,349
Other real estate owned - net                                                                986          2,004
FHLB and FRB Stock                                                                        29,284         34,821
Goodwill - net                                                                            20,101         17,715
Bank owned life insurance                                                                 55,157         58,039
Deferred taxes - net                                                                      14,629         16,564
Accrued interest receivable                                                               19,746         16,986
Other assets                                                                              33,662         39,051
----------------------------------------------------------------------------------   -----------    -----------
Total Assets                                                                         $ 3,396,980    $ 3,192,212
----------------------------------------------------------------------------------   -----------    -----------
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits                                                                             $ 2,013,253    $ 2,064,936
Federal Home Loan Bank advances and other borrowings                                     487,879        618,996
Securities sold under agreement to repurchase                                            608,839        248,521
Senior debentures, net of unamortized issuance costs                                      20,534         20,531
Advances from borrowers for taxes and insurance                                           17,895          5,908
Bank drafts payable                                                                       15,581         11,208
Other liabilities                                                                         26,118         21,450
----------------------------------------------------------------------------------   -----------    -----------
Total Liabilities                                                                      3,190,099      2,991,550
----------------------------------------------------------------------------------   -----------    -----------
Common stock $.01 par value; 500,000,000 shares authorized;
         50,918,804 and 50,748,419 issued shares; outstanding 48,579,304 and 49,696,419  at September 30, 2000 and December 31, 1999,
         respectively (net of treasury stock)                                                509            508
Treasury stock (2,339,500 and 1,052,000 shares repurchased at September 30,
   2000 and December 31, 1999, respectively)                                                 (23)           (11)
Additional paid in capital                                                               116,742        124,931
Retained earnings                                                                        103,754         94,934
Accumulated other comprehensive loss, net of taxes                                       (14,101)       (19,700)
----------------------------------------------------------------------------------   -----------    -----------
Total Shareholders' Equity                                                               206,881        200,662
----------------------------------------------------------------------------------   -----------    -----------
Total Liabilities and Shareholders' Equity                                           $ 3,396,980    $ 3,192,212
---------------------------------------------------------------------------------------------------------------